                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


      Date of Report (Date of earliest event reported): NOVEMBER 13, 1997
                                                        -----------------



                           ASI SOLUTIONS INCORPORATED
               (Exact name of Registrant as specified in charter)



         DELAWARE                      000-22309                   13-3903237
----------------------------  ------------------------      --------------------
(State or other jurisdiction    (Commission file number)    (IRS employer
      of incorporation)                                      identification no.)


                   780 THIRD AVENUE, NEW YORK, NEW YORK 10017
                   ------------------------------------------
              (Address of principal executive offices)  (Zip Code)

                                (212) 319-8400
                                --------------
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OF ASSETS.
         ---------------------

     On November 13, 1997, ASI Solutions Incorporated ("ASI"), through certain of its wholly owned direct and indirect subsidiaries (the "McLagan Subsidiaries" and, together with ASI, the "Company"), acquired substantially all of the assets and businesses of McLagan Partners Incorporated, an Illinois corporation ("McLagan Partners"), and its related entities McLagan Partners International Incorporated, an Illinois corporation ("McLagan International"), and McLagan Partners Asia Incorporated, an Illinois corporation ("McLagan Asia" and, together with McLagan Partners and McLagan International, "McLagan") pursuant to three separate Asset Purchase Agreements, copies of which are attached as exhibits hereto and are expressly incorporated by reference herein (the "Asset Purchase Agreements").

     McLagan, founded in 1966, provides comprehensive compensation research and consulting services primarily to companies in the financial services and securities industries. Headquartered in Stamford, Connecticut, McLagan also has offices in Chicago, London, Tokyo and Hong Kong. ASI, through the McLagan Subsidiaries, intends to maintain McLagan's current management structure and operate McLagan consistent with its historical practices. Thus, simultaneously with the execution of the Asset Purchase Agreements, ASI's wholly-owned subsidiary McLagan Partners, Inc., a Delaware corporation ("New McLagan"), entered into employment and non-competition agreements with McLagan's four primary executive officers, C. Bruce McLagan, F. Samuel Smith, Albertus W. van den Broek and Michael P. Curran (collectively, the "Executives"), pursuant to which the Executives agreed to serve as Managing Directors of New McLagan for initial terms ending on March 31, 2000 (with non-competition periods running for varying terms thereafter).

     The consideration paid by the Company for the assets of McLagan, which was determined through arm's length negotiations between the parties, included (i) $15.5 million in cash; (ii) $5 million in subordinated notes bearing interest at 8% per annum and payable in three equal principal installments on each of April 30, 1998, April 30, 1999 and April 30, 2000; and (iii) 50,000 shares of the common stock, par value $.01 per share, of ASI ("Common Stock"). The Company also discharged approximately $1 million of McLagan's outstanding liabilities and agreed to make deferred payments in aggregate amount of $1 million, on April 30, 2000, to certain employees of McLagan; provided that such employees continue to be employed by the McLagan Subsidiaries as of such date. Simultaneously with the execution of the Asset Purchase Agreements, the Company also granted stock options to purchase an aggregate of 300,000 shares of Common Stock under its 1996 Stock Option and Grant Plan to certain employees of the McLagan Subsidiaries.

     Also in connection with the acquisition of McLagan, New McLagan adopted an Incentive Compensation Plan (the "Plan"), a copy of which is attached as an exhibit hereto and is expressly incorporated by reference herein. Under the Plan, the Executives will be entitled to receive from New McLagan, in the form of cash bonuses, specified percentages of the

                                       2
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Consolidated Operating Income (as defined in the Plan) of the McLagan
Subsidiaries attributable to the assets purchased by the Company pursuant to the Asset Purchase Agreements for specified periods.

     The Company obtained substantially all of the cash portion of the consideration for the McLagan acquisition from borrowings under its new revolving credit and term loan credit facility (the "Credit Facility") with a syndicate of banks led by The Chase Manhattan Bank. Borrowings under the Credit Facility bear interest at variable rates of interest which are based on (i) the weighted average rates on certain overnight federal funds transactions, (ii) the prime rate announced from time to time by The Chase Manhattan Bank or (iii) the rate per annum of which The Chase Manhattan Bank is offered U.S. dollar deposits in the interbank eurodollar market. A copy of the Credit Facility is attached as an exhibit hereto and is expressly incorporated by reference herein.

     The assets acquired by the Company pursuant to the Asset Purchase Agreements consisted primarily of goodwill and other intangible assets. As such, the Company believes that it did not acquire a material amount of plant, equipment or other physical property in the acquisition.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

     (a) Financial Statements of Businesses Acquired.
         -------------------------------------------

         The Financial Statements of McLagan Partners Incorporated, McLagan Partners International Incorporated and McLagan Partners Asia Incorporated required by this Item will be filed by ASI by amendment of this Current Report on Form 8-K no later than January 27, 1998.

     (b) Pro Forma Financial Information.
         -------------------------------

         The Pro Forma Financial Information required by this Item will be filed by ASI by amendment of this Current Report on Form 8-K no later than January 27, 1998.


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

(c)  Exhibits
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
     2.1    Asset Purchase Agreement entered into as of November 13, 1997 by and among McLagan Partners, Inc., McLagan Partners Incorporated and the
            holders of all of the outstanding capital stock of McLagan Partners
            Incorporated (excluding schedules and exhibits, which ASI
            agrees to furnish supplementally to the Commission upon request).

     2.2 Asset Purchase Agreement entered into as of November 13, 1997 by and among McLagan Partners International, Inc., McLagan Partners
            International Incorporated and the holders of all of the outstanding capital stock of McLagan Partners International Incorporated
            (excluding schedules and exhibits, which ASI agrees to furnish supplementally to the Commission upon request).

     2.3 Asset Purchase Agreement entered into as of November 13, 1997 by and among McLagan Partners Asia, Inc., McLagan Partners Asia
            Incorporated and the holders of all of the outstanding capital stock of McLagan Partners Asia Incorporated (excluding schedules and exhibits, which ASI agrees to furnish supplementally to the Commission upon request).

     99.1 Form of Employment Agreement between McLagan Partners, Inc. and each of the Executives.

     99.2   McLagan Partners, Inc. Incentive Compensation Plan

     99.3   Credit Agreement dated as of November 13, 1997 among ASI Solutions
            Incorporated, McLagan Partners, Inc., The Chase Manhattan Bank, as
            Administrative Agent for the Lenders thereunder, and the other
            Lenders identified therein.

     99.4   Press release, dated November 14, 1997.

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                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized



                                 ASI SOLUTIONS INCORPORATED



Dated: November 24, 1997         By:/s/ Michael J. Mele
                                    -----------------------------
                                    Name: Michael J. Mele
                                    Title: Vice President and Chief Financial
                                           Officer